Exhibit 10.25(ii)

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of December 28, 2011, by and among OXFORD FINANCE LLC (successor in interest to Oxford Finance Corporation; in its individual capacity, “Oxford” or “Lender”; in its capacity as Collateral Agent, “Collateral Agent”), HORIZON TECHNOLOGY FINANCE CORPORATION (“HRZN;” individually, a “Lender” and collectively, with Oxford in its capacity as a Lender, the “Lenders”), and ANACOR PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”).

RECITALS

A.                                    Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of March 18, 2011 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.                                    Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.                                    Oxford Finance LLC is successor in interest to Oxford Finance Corporation in its capacity as Collateral Agent and a Lender under the Loan Agreement.

D.                                    Borrower has requested that Collateral Agent and Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

E.                                      Collateral Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.                                      Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.                                      Amendments to Loan Agreement.

2.1                               All references in the Loan Documents to “OXFORD FINANCE CORPORATION” shall mean and refer to “OXFORD FINANCE LLC (successor in interest to Oxford Finance Corporation).”

2.2                               Sections 2.2(a)(ii) and (iii) (Term B Loan; Term C Loan).  Sections 2.2(a)(ii) and (iii) of the Loan Agreement hereby are amended and restated in their entireties to read as follows:

“(ii)                            Term B Loan.  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in an aggregate amount up to Eight Million Dollars ($8,000,000) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”).  After repayment, no Term B Loan may be re-borrowed.

(iii)                               Term C Loan.  Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in an aggregate amount up to Twelve Million Dollars ($12,000,000) according to each Lender’s Term C Loan

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Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, Term B Loans and Term C Loans are hereinafter referred to collectively as the “Term Loans”).  After repayment, no Term C Loan may be re-borrowed.”

2.3                               Section 3.2 (Conditions Precedent to all Credit Extensions).  New Section 3.2(e) hereby is added to the Loan Agreement to read as follows:

“(e)                            receipt by each Lender, with respect to each of the Term A Loans, the Term B Loans and the Term C Loans, of duly executed original Warrants, in form and substance satisfactory to each Lender, as follows: (A) with respect to the Term A Loans, Borrower shall issue to each Lender an Amended and Restated Warrant to Purchase Stock (the “Amended Warrants”), which Amended warrants will replace in their entireties the Warrants issued to each Lender on the Effective Date (the “Original Warrants”), which Original Warrants shall be deemed null and void and of no further force or effect upon receipt of the Amended Warrants; (B) with respect to the Term B Loans, Borrower shall issue (i) one or more Warrants to Oxford to purchase, in the aggregate, that number of shares of Borrower’s common stock, equal to Three Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and 00/100 Dollars ($366,667.00) divided by the Exercise Price (as defined below) at a price per share equal to the Exercise Price and (ii) a Warrant to HRZN to purchase that number of shares of Borrower’s common stock, equal to One Hundred Eighty Three Thousand Three Hundred Thirty-Three and 00/100 Dollars ($183,333.00) divided by the Exercise Price, at a price per share equal to the Exercise Price; and (C) with respect to the Term C Loans, Borrower shall issue one or more Warrants to each Lender, according to each Lender’s Term Loan C Commitment Percentage, to purchase, in the aggregate, that number of shares of Borrower’s common stock, equal to (i) the lesser of (a) five and one-half percent (5.50%) of the aggregate funding amount of the Term C Loans and (b) Five Hundred Fifty Thousand and 00/100 Dollars ($550,000) divided by (ii) the Exercise Price, at a price per share equal to the Exercise Price. “Exercise Price” shall mean the lower of (i) the average closing price of Borrower’s common stock on the NASDAQ Global Market for the ten (10) trading days ending on the date immediately prior to the applicable Funding Date, or (ii) the closing price of Borrower’s common stock on the NASDAQ Global Market on the date immediately prior to the applicable Funding Date.”

2.4                               Section 10 (Notices).  The address for notices to HRZN in Section 10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“Horizon Technology Finance Corporation
312 Farmington Avenue
Farmington, Connecticut 06032
Attention: Legal Department
Fax: (860) 676-8655
Email:

2.5                               Section 13.1 (Definitions).  The following terms and their respective definitions hereby are added to or amended in Section 13.1 of the Loan Agreement as follows:

“Amended Warrants” has the meaning assigned in Section 3.2(e).

“Exercise Price” has the meaning assigned in Section 3.2(e).

“First Amendment Date” means December 28, 2011.

“Original Warrants” has the meaning assigned in Section 3.2(e).

“Warrants” are those certain Warrants to Purchase Stock and/or Amended and Restated Warrants to Purchase Stock, whether dated as of the Effective Date, or any date thereafter, issued by Borrower in favor of each Lender.

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2.6                               Schedule 1.1 attached to the Loan Agreement hereby is deleted and replaced in its entirety with Schedule 1.1 attached hereto.

3.                                      Limitation of Amendments.

3.1                               The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2                               This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.                                      Representations and Warranties.  To induce Collateral Agent and Lender to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lender as follows:

4.1                               Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except as previously disclosed in writing to Lender and except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b), no Event of Default has occurred and is continuing;

4.2                               Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3                               The organizational documents of Borrower delivered to Collateral Agent and Lender on the Effective Date are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6                               The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7                               This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.                                      Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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6.                                      Effectiveness.  This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent of (a) this Amendment by each party hereto; (b) a Loan Payment/Advance Request Form, substantially in the form of Annex A attached hereto; and (c) a Compliance Certificate substantially in the form of Annex B attached hereto; (ii) the due execution and delivery to each Lender of (x) Amended and Restated Warrants issued with respect to the Term A Loan; and (y) Warrants dated as of the First Amendment Date issued with respect to the Term B Loan; in each case of (x) and (y), as contemplated in Section 3.2(e) of the Loan Agreement (Section 2.3 of this Amendment); (iii) the due execution and delivery to each Lender of Note(s) dated as of the First Amendment Date substantially in the form of Annex C attached hereto, in form and substance satisfactory to such Lender; (iv) receipt by Collateral Agent of an amendment fee in the amount of Twenty Thousand Dollars ($20,000), to be shared between the Lenders in accordance with their respective Pro Rata Shares, which fee may be debited (or ACH’d) from any of Borrower’s bank accounts; and (v) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment, which may be debited (or ACH’d) from any of Borrower’s bank accounts.

7.                                      Return of Original Warrants.  Within ten (10) Business Days following the First Amendment Date, Lenders shall surrender and deliver the Original Warrants to Borrower.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER:		BORROWER:

OXFORD FINANCE LLC		ANACOR PHARMACEUTICALS, INC.

By:	/s/ John G. Henderson	By:	/s/ Geoffrey Parker
Name:	John G. Henderson	Name:	Geoffrey Parker
Title:	Vice President & General Counsel	Title:	SVP &CFO

LENDER:

HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Robert D. Pomeroy, Jr.
Name:	Robert D. Pomeroy, Jr.
Title:	Chief Executive Officer

[Signature Page to First Amendment to Loan and Security Agreement]

SCHEDULE 1.1

LENDERS AND COMMITMENTS

Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$6,666,666.67	66.666666667%
Horizon Technology Finance Corporation	$3,333,333.33	33.333333333%
TOTAL	$10,000,000.00	100.00%

Term B Loans

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$5,333,333.33	66.666666667%
Horizon Technology Finance Corporation	$2,666,666.67	33.333333333%
TOTAL	$8,000,000.00	100.00%

Term C Loans

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$8,000,000.00	66.666666666%
Horizon Technology Finance Corporation	$4,000,000.00	33.333333334%
TOTAL	$12,000,000.00	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment	Commitment Percentage
Oxford Finance LLC	$20,000,000.00	66.666666%
Horizon Technology Finance Corporation	$10,000,000.00	33.333334%
TOTAL	$30,000,000.00	100.00%

ANNEX A

Loan Payment/Advance Request Form

[see attached]

DISBURSEMENT LETTER
December 28, 2011

The undersigned, being the duly elected and acting SVP and Chief Financial Officer of ANACOR PHARMACEUTICALS, INC., a Delaware corporation with offices located at 1020 East Meadow Circle, Palo Alto, California 94303-4230 (“Borrower”), does hereby certify to OXFORD FINANCE LLC (successor in interest to Oxford Finance Corporation; “Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) and HORIZON TECHNOLOGY FINANCE CORPORATION (“Horizon”) in connection with that certain Loan and Security Agreement dated as of March 18, 2011 by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1.                                       The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2.                                       No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3.                                       Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4.                                       All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5.                                       All conditions referred to in Section 6 of that certain First Amendment to Loan and Security Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

6.                                       No Material Adverse Change has occurred.

7.                                       The undersigned is a Responsible Officer.

8.                                       The proceeds of the Term B Loan shall be disbursed as follows:

Disbursement from Oxford:
Loan Amount	$5,333,333.33
Less:
— Oxford’s Legal Fees	$(21,966.00)*
— Amendment Fee	$(13,333.33)
— Interim Interest	$(5,731.11)

Net Proceeds of Term B Loan due from Oxford:	$5,292,302.89

Disbursement from Horizon:

Loan Amount	$2,666,666.67
Less:
— Horizon’s Legal Fees	$(2,500.00)
— Amendment Fee	$(6,666.67)
— Interim Interest	$(2,865.56)

Net Proceeds of Term B Loan due from Horizon:	$2,654,634.44

[Balance of Page Intentionally Left Blank]

* Legal fees and costs are through the First Amendment Date.  Post-closing legal fees and costs, payable after the First Amendment Date, to be invoiced and paid post-closing.

The aggregate net proceeds of the Term Loans shall be transferred to Borrower’s account as follows:

Account Name:

Bank Name:

Bank Address:

Account Number:

ABA Number:

To the further credit of:

[Balance of Page Intentionally Left Blank]

Dated as of the date first set forth above.

BORROWER:

ANACOR PHARMACEUTICALS, INC.

By	/s/ Geoffrey Parker
Name:	Geoffrey Parker
Title:	SVP & CFO

LENDER AND COLLATERAL AGENT:

OXFORD FINANCE LLC, as Collateral Agent and as a Lender

By:	/s/ John G. Henderson
Name:	John G. Henderson
Title:	Vice President & General Counsel

[Signature Page to Loan Payment/Advance Request Form; Disbursement Letter — Term B Loan]

ANNEX B

COMPLIANCE CERTIFICATE

TO:	Oxford Finance LLC, as Collateral Agent and Horizon Technology Finance Corporation, as Lender

FROM:	ANACOR PHARMACEUTICALS, INC.

DATE:	December 22, 2011

The undersigned authorized officer of ANACOR PHARMACEUTICALS, INC. (“Borrower”) hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Agreement”),

(i)                                     Borrower is in complete compliance for the period ending December 22, 2011 with all required covenants except as noted below;

(ii)                                  There are no Events of Default, except as noted below;

(iii)                               Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(iv)                              Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement;

(v)                                 No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent

Attached are the required documents, if any, supporting our certification(s).  The Officer on behalf of Borrower further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements,  for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Complies
1)	Financial statements	Quarterly within 45 days	Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 180 days after Fiscal Year End	Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a quarterly basis)	Annually (w/n 60 days of FYE) and when revised and approved by Borrower’s Board of Directors	Yes	No	N/A

4)	A/R & A/P agings	When requested	Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	Within 5 days of filing	Yes	No	N/A

6)	Compliance Certificate	Quarterly within 45 days	Yes	No	N/A

7)	IP Report	when required	Yes	No	N/A

8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period	$42.8 million, including short-term investments

	Deposit and Securities Accounts	(Please list all accounts; attach separate sheet if additional space needed)

	Bank	Account Number	New Account?		Acct Control Agmt in place?
1)	Bank of America		Yes	No	Yes	No

2)	State Street Bank		Yes	No	Yes	No

3)			Yes	No	Yes	No

4)			Yes	No	Yes	No

5)			Yes	No	Yes	No

6)			Yes	No	Yes	No

Financial Covenants	Requirement	Actual	Compliance

[none]

Other Matters

Have there been any changes in senior management since the last Compliance Certificate?		Yes	No
Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Agreement?		Yes	No
Have there been any new or pending claims or causes of action against Borrower that involve more than $250,000?		Yes	No

Exceptions
No exceptions as of December 22, 2011.
Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

LENDERS USE ONLY
12/22/11
ANACOR PHARMACEUTICALS, INC.		DATE
By:	/s/ Geoffrey M. Parker		Received by:	Verified by:
Name:	Geoffrey M. Parker
Title:	SVP and Chief Financial Officer		Date:	Date:

			Compliance Status	Yes	No

ANNEX C

FORM OF SECURED PROMISSORY NOTES

[see attached]

SECURED PROMISSORY NOTE

$5,333,333.33	Dated: December 28, 2011

FOR VALUE RECEIVED, the undersigned, ANACOR PHARMACEUTICALS, INC., a Delaware corporation with offices located at 1020 East Meadow Circle, Palo Alto, California 94303-4230 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (successor in interest to Oxford Finance Corporation) (“Lender”) the principal amount of FIVE MILLION THREE HUNDRED THIRTY THREE THOUSAND THREE HUNDRED THIRTY THREE DOLLARS AND THIRTY THREE CENTS ($5,333,333.33) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of the Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated March 18, 2011, by and among Borrower, Lender, Oxford Finance LLC (successor in interest to Oxford Finance Corporation), as Collateral Agent, and the Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Borrower agrees to pay any initial partial monthly interest payment from the date the Term B Loan is made to Borrower under this Secured Promissory Note (this “Note”) to the first Payment Date (“Interim Interest”) on the first Payment Date.

Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Note.  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term B Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

Note Register; Ownership of Note.  The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANACOR PHARMACEUTICALS, INC.

By	/s/ Geoffrey Parker
Name:	Geoffrey Parker
Title:	SVP & CFO

Oxford Finance LLC

Term B Loan Note

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

SECURED PROMISSORY NOTE

$2,666,666.67	Dated: December 28, 2011

FOR VALUE RECEIVED, the undersigned, ANACOR PHARMACEUTICALS, INC., a Delaware corporation with offices located at 1020 East Meadow Circle, Palo Alto, California 94303-4230 (“Borrower”) HEREBY PROMISES TO PAY to the order of HORIZON TECHNOLOGY FINANCE CORPORATION (“Lender”) the principal amount of TWO MILLION SIX HUNDRED SIXTY SIX THOUSAND SIX HUNDRED SIXTY SIX DOLLARS AND SIXTY SEVEN CENTS ($2,666,666.67) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of the Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated March 18, 2011, by and among Borrower, Lender, Oxford Finance LLC (successor in interest to Oxford Finance Corporation), as Collateral Agent and as a Lender, and the Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Borrower agrees to pay any initial partial monthly interest payment from the date the Term B Loan is made to Borrower under this Secured Promissory Note (this “Note”) to the first Payment Date (“Interim Interest”) on the first Payment Date.

Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Note.  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term B Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANACOR PHARMACEUTICALS, INC.

By	/s/ Geoffrey Parker
Name:	Geoffrey Parker
Title:	SVP & CFO

Horizon Technology Finance Corporation

Term B Loan Note

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By